UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2023

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Cambium Networks, Inc. 3800 Golf Road, Suite 360
Rolling Meadows, Illinois		60008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cambium Networks Corporation, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), held its annual general meeting of shareholders (the “Annual Meeting”) on June 6, 2023 in a virtual-only format. As of April 10, 2023, the record date for the Annual Meeting, there were outstanding 27,397,342 shares of the Company’s ordinary shares. At the Annual Meeting, there were present, in person or by proxy, holders of 25,287,495 ordinary shares, or approximately 92.3% of the total outstanding ordinary shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. The Company’s shareholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 25, 2023: (i) to elect two directors, Atul Bhatnagar and Alexander Slusky as Class I directors of the Company each to serve for a three-year term expiring at the Company’s annual meeting of shareholders in 2026 and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 2”).

On Proposal 1, the election of Class I directors, the Company's shareholders cast their votes as follows:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Atul Bhatnagar	18,439,666	3,236,636	3,611,193
Alexander R. Slusky	16,365,236	5,311,066	3,611,193

On Proposal 2, the ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023, the Company's shareholders cast their votes as follows:

For	Against	Abstain
25,244,369	36,136	6,990

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	June 6, 2023	By:	/s/ Andrew P. Bronstein
		Name:	Andrew P. Bronstein
		Title:	Chief Financial Officer